UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Check the appropriate box:
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☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CLEVELAND-CLIFFS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CLIFFS

CLIFFS

CLEVELAND-CLIFFS INC.

Don’t delay.
Vote by
**April 26, 2022**

# CELEBRATING A RECORD YEAR
## STRENGTH IN PEOPLE

P65792-EPN

# Frequently Asked Questions

## Why am I receiving this Notice of Internet Availability?

The Securities and Exchange Commission ("SEC") permits companies to send the enclosed "Notice" instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company's proxy materials, vote online and request a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company's costs and reducing the environmental impact from printing and mailing full sets of proxy materials.

## How do I view the proxy materials online?

Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.

## What if I prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the *Get informed before you vote* section of the Notice.

## Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?

Yes you can. Go to www.proxyvote.com. and select "Email" in the Delivery Settings section.

For more information about the SEC's Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.

CLIFFS

CLEVELAND-CLIFFS INC.

CLEVELAND-CLIFFS INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

D73576-P66077-Z81765

# Your **Vote** Counts!

**CLEVELAND-CLIFFS INC.**

2022 Annual Meeting
Vote by April 26, 2022
11:59 PM ET

## You invested in CLEVELAND-CLIFFS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 27, 2022.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

### Smartphone users

Point your camera here and vote without entering a control number

### Vote Virtually at the Meeting*

April 27, 2022
11:30 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/CLF2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | Board Recommends |
|---|---|
| 1. Election of Directors<br>**Nominees:**<br>01) L. Goncalves<br>02) D.C. Taylor<br>03) J.T. Baldwin<br>04) R.P. Fisher, Jr.<br>05) W.K. Gerber<br>06) S.M. Green<br>07) R.S. Michael, III<br>08) J.L. Miller<br>09) G. Stoliar<br>10) A.M. Yocum | For All |
| 2. Approval, on an advisory basis, of Cleveland-Cliffs Inc.'s named executive officers' compensation. | For |
| 3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Cleveland-Cliffs Inc. to serve for the 2022 fiscal year. | For |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D73577-P66077-Z81765